William Blair & Co. Growth Stock Conference

Frank G. Paci, EVP, Business Operations and CFO

June 9, 2009

0

Safe Harbor Statement

Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements.  These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements.  Please refer to the company’s Annual Report on Form
10-K and its other filings with the SEC for a discussion of significant risk factors applicable to the company.  In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation.  While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Leading market positions in attractive Southeastern markets

Significant scale advantages vs. primary competitors

Leveraging infrastructure to drive profitability and future growth

Attractive sector growth and consolidation potential

Key Investment Highlights

Strong Cash Flow Generation to Reinvest in Our Business, De-lever and Drive Earnings Growth

PA0021GM_1.WOR

1,643 Stores Located in Eleven Southeastern States as of June 2, 2009

Leading Convenience Store Retailer Concentrated in
the Southeastern United States

NY0010DP_1.WOR

        Pantry Store Locations

_____________________

Note:  Map as of fiscal year ended September 25, 2008.

High Degree of Fragmentation Provides Continued
Consolidation Opportunities

_____________________

(1) Source:  U.S. Convenience 2008 Store Count  (Gas Only) from NACS/TDLinx

(2) Pantry store counts as of June 2, 2009.

More than 50% of the stores in key markets are single store operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

North Carolina

(5,350 stores)

South Carolina

(2,888 stores)

Mississippi

(2,503 stores)

Alabama

(3,756 stores)

Market Fragmentation (1)(2)

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Florida

(7,246 stores)

Tennessee

(3,657 stores)

Merchandise Revenue

($ in mm)

(Gallons in mm)

Fiscal Year

Fiscal Year

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.

Retail Gas Gallons Sold

Strong Track Record of Growth…

Reported EBITDA

Gross Profit

Fiscal Year

Fiscal Year

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.

($ in mm)

($ in mm)

…And Substantial EBITDA Generation

’04-’08

CAGR

12.3%

8.8%

Merchandise

Gasoline

$425

$449

$518

$586

$595

$590

$165

$214

$281

$225

$263

$345

$591

$663

$799

$811

$858

$935

$0

$200

$400

$600

$800

$1,000

2004

2005

2006

2007

2008

TTM

Private Label

Bean Street Coffee

Proprietary Merchandise and Beverage Concepts
Drive Revenue and Margins

Candy Lane

The Chill Zone

We are Targeting to Improve the Contribution from Food Service in our Stores

Food Service Offering Drives Traffic and Margins

Grill Depot

Superior Merchandise Offering Leads to Above Average Margins

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.

(1)    Industry average for 2007 based on the 2008 NACS State of the Industry Report.

Consistently Strong Merchandise Margins

Proprietary branded offerings

Private label products in high velocity
categories

Selective expansion of nationally branded
quick service restaurants (QSRs)

Leveraging scale with merchandise
vendors

Merchandise Gross Margin

35.9%

30.5%

0%

10%

20%

30%

40%

The Pantry, Inc

Industry (1)

We Balance Average Gallons Sold Per Store and Gasoline Margins

to Maximize Overall Gross Profit Dollars

Gasoline Strategy Maximizes Fuel Gross Profit Dollars

Average Gallons Sold per Store

Retail Gasoline Gross Profit $

Fiscal Year

Fiscal Year

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.  (1) Net of credit card fees and repairs and maintenance.

(Gallons in thousands)

($ in mm)

Comps

2.0%

NA

-4.4%

1.0%

3.1%

4.7%

CPG (1)

12.0¢

16.7¢

12.4¢

10.9¢

15.9¢

14.3¢

Note:  Fiscal year ends in September.

Source:  Energy Information Administration.  Data represents daily average futures contract price per barrel of light sweet crude (contract 1) and national weekly average retail price per gasoline gallon (excluding diesel).  Current for the crude price is 6/2/09 and the gasoline average price is through period ending 6/1/09.

FY2006

Volatility in Oil and Gas Prices Continues

Avg. Crude Oil Price per Barrel

Avg. Retail Price per Gasoline Gallon

FY2007

FY2008

FY2009

Energy Market Volatility Impacts Margin

Our Quarterly Retail Gasoline CPG (Net of Credit Card Fees and Repairs and Maintenance)

FY2005

FY2006

Gasoline CPG Can Be Volatile on a Quarterly Basis…

FY2007

FY2008

FY2009

12.3¢

19.4¢

21.2¢

11.1¢

14.1¢

17.4¢

8.7¢

11.5¢

12.8¢

10.5¢

10.6¢

9.0¢

10.7¢

19.2¢

25.8¢

11.2¢

0¢

5¢

10¢

15¢

20¢

25¢

30¢

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

13.4¢

12.3¢

13.2¢

12.5¢

10.4¢

12.5¢

12.0¢

14.3¢

15.9¢

10.9¢

12.4¢

16.7¢

0¢

2¢

4¢

6¢

8¢

10¢

12¢

14¢

16¢

18¢

20¢

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

TTM

Fiscal Year

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.  Shaded area represents average historical CPG range.

CPG is net of credit card fees and repairs and maintenance

…But Annual CPG Tends to Remain Relatively Stable

Annual Net CPG Margins Typically Range from 10¢ – 13¢

Current Operating Initiatives Intended to Address Challenging
Environment and Improve Strategic Flexibility

Return to Growth Focus

We Believe These Actions Have Better Positioned Us to Leverage Our Operating Model and
Drive Top-line and Earnings Growth when the Market Environment Improves

Consumer
Headwinds

Focusing promotions on high-velocity categories that can drive traffic

Enhancing our offerings in base store food service

Increasing offerings of take home non-carbonated beverages

Margin / Profitability
Pressure

Debt
Reduction/Financial
Flexibility

Targeting increased efficiency in store level expenses

Enhancing our analytical capabilities to identify sales/margin opportunities by store and market

Challenge

Key Initiatives / Action Taken

Increased cash-on-hand $26M YTD through March 26, 2009

Reduced outstanding debt by $53M YTD through March 26, 2009

Debt reduction includes the repurchase of $26M in principal amount of outstanding bonds for $19M in Q2

Meaningful liquidity

$243 million in cash-on-hand

$225 million revolver – $0 drawn, over $145 million available after
LOCs

Long-term debt profile; earliest maturity is the convertible debt in
November 2012

Covenant-light bank facility(1)

6.5x Adj. Net Debt / EBITDAR Leverage – Currently 4.06x

2.25x Interest Coverage – Currently 3.66x

_____________________

Note:  Balance Sheet data as of March 26, 2009.

(1)    Per credit facility covenant calculations (8x rent methodology) for TTM as of March 26, 2009.

Financial Flexibility

A Balanced Strategy...

Announced agreement to purchase 39 stores from Herndon Oil Corp.

Represents Company’s initial entry into Mobile, AL market

32 stores include the underlying real estate

Stores operate under a variety of names, including the Flamingo banner

$189 million in revenue for fiscal year ending June 2008

Acquisition should be accretive in the first year

Repurchasing bonds and adding stores through acquisition represent key steps in the Company’s balanced strategy of reducing debt and growing the business

Merchandise revenues –  Between 1.62 and 1.66 billion

Merchandise gross margin – Between 35.4% and 36.0%

Retail gas gallons – Approximately 2.02 to 2.05 billion gallons

Retail gas margin – 14 to 15.5 cents per gallon

Operating, general and administrative expenses - $617 to $623 million

Depreciation & Amortization - $105 to $107 million

Interest Expense - $83 to $85 million

Fiscal 2009 Guidance Ranges

Leading market positions in attractive Southeastern markets

Significant scale advantages vs. primary competitors

Leveraging infrastructure to drive profitability and future growth

Attractive sector growth and consolidation potential

Key Investment Highlights

Strong Cash Flow Generation to Reinvest in Our Business, De-lever and Drive Earnings Growth

Adjusted EBITDA/EBITDA Reconciled to Net Income

Reconciliation of Non-GAAP Measures

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.

Adjusted EBITDA/EBITDA Reconciled to Cash Flows

Reconciliation of Non-GAAP Measures

_____________________

Note:  Trailing twelve months (TTM) as of March 26, 2009.

The Pantry, Inc.